                                                                EXHIBIT 10.23(g)


            ADDITIONS TO ATTACHMENTS TO JOINT DEVELOPMENT AGREEMENT


This is to confirm that ADVANCED MICRO DEVICES, INC. and FUJITSU LIMITED have agreed upon the below-listed Additions to Attachments to the Joint Development Agreement between both parties dated March 26, 1993:


     First Addition re Memory Cards (PC) to each of the Attachments A, B and C to the Joint Development Agreement.

     Second Addition re Memory Cards (PCMCIA-ATA) to each of the Attachments A, B and C to the Joint Development Agreement.


All the above-listed Additions mutually agreed upon are set forth in the eight pages attached hereto.

    ADVANCED MICRO DEVICES, INC.                 FUJITSU LIMITED


     /s/ Clive Ghest                             /s/ Hirofumi Takeda
    -----------------------------                ------------------------

    Name:  Clive Ghest                           Name:  Hirofumi Takeda
         ------------------------                     -------------------
           Vice President
    Title: Clive Ghest                           Title: General Manager
          -----------------------                      ------------------

    Date:  February 27, 1996                     Date:  December 20, 1995
         ------------------------                     -------------------


- -------------------------------------------------------------------------------
Confidential portions of this document have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
- -------------------------------------------------------------------------------

                                ATTACHMENT A TO
                          JOINT DEVELOPMENT AGREEMENT
                          ---------------------------
                       FIRST ADDITION--MEMORY CARDS (PC)
                       ---------------------------------


This First Addition is for the joint development of Memory Cards (described in the Technology Cross-License Agreement). These Memory Cards will be designated as PC (Personal Computer) Cards which will use software drivers and Flash file management software, and currently are designated as D-series. The D-series Memory Cards will utilize the [CONFIDENTAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Flash Memory Products.

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] It is contemplated that design, development, test and evaluation work will be carried out by either AMD or Fujitsu as will be designated by the Joint Development Committee as appropriate. Both parties will, at the request of either party, discuss joint development of PC Cards other than D-series.



     Joint Development Committee:

     Fujitsu Initial:  H.T. Date: 2/12/95 AMD Initial: /s/RCG  Date:  2/27/96
                      -----       -------              ------        --------

                                      19A

                                ATTACHMENT B TO
                          JOINT DEVELOPMENT AGREEMENT
                          ---------------------------
                       FIRST ADDITION--MEMORY CARDS (PC)
                       ---------------------------------

This First Addition describes the design information for these PC Cards to be developed and exchanged so AMD and Fujitsu (and/or their respective Subsidiaries) will both be able to manufacture or have manufactured these PC Cards.

A.   ASIC Product Specifications
     a)   Catalog specification including Card Datasheet
     b)   Architectual information

B.   Design Data
     a)   Circuit diagrams and Schematic layouts
     b)   Layout data supplemental information
     c)   Functional Block specifications
     d)   Configuration & Control Registers
     e)   Net List

C.   Device Evaluation Data
     a)   Functional test results of sample cards
     b)   Electrical characteristics of sample cards
     c)   Reliability data of sample cards
     d)   Control parameters and their tolerance
     e)   Test specifications
     f)   Test programs

D.   Software Drivers - Preliminary List
     a)   SystemSoft - MTD
     b)   Award - MTD
     c)   Phoenix - MTD
     d)   SCM-FTL filesystem support
     e)   Datalight - FFS/FTL filesystem support
     f)   Data I/O - PSX programmer support

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     Joint Development Committee:

     Fujitsu Initial:  H.T.  Date: 2/12/95  AMD Initial: /s/RCG  Date: 2/27/96
                      -----        -------               ------        -------

                                      20A

                                ATTACHMENT C TO
                          JOINT DEVELOPMENT AGREEMENT
                          ---------------------------
                       FIRST ADDITION--MEMORY CARDS (PC)
                       ---------------------------------


D-Series:
- ---------

Item Phase                   Start Date               Completion Date
- ----------                   ----------               ---------------

Specification                [CONFIDENTIAL INFORMATION DELETED AND FILED
Development                   SEPARATELY WITH THE SECURITIES AND EXCHANGE
Prototype ASIC**              COMMISSION]
Prototype Card
Software Drive
Qualification



*TBE:     To be established
**ASIC:   Application Specific Integrated Circuitry



     Joint Development Committee:

     Fujitsu Initial: H.T. Date: 2/12/95 AMD Initial: /s/RCG Date: 2/27/96
                     -----      --------             -------      --------

                                      21A

                                ATTACHMENT A TO
                          JOINT DEVELOPMENT AGREEMENT
                          ---------------------------
                   SECOND ADDITION--MEMORY CARDS (PCMCIA-ATA)
                   ------------------------------------------


This Second Addition is for the joint development of Memory Cards (described in the Technology Cross-License Agreement) containing controllers, application specific integrated circuitry, and firmware. These Memory Cards will have all pertinent software and manage Flash files on the cards. These Memory Cards will be designated as PCMCIA-ATA (Personal Computer Memory Card Interface Association-Advanced Technology Attachment) Cards.

[CONFIDENTIAL INFORMATION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] It is contemplated that product planning, design, development, test and evaluation work will be carried out by either AMD or Fujitsu as will be designated by the Joint Development Committee as appropriate.

[CONFIDENTIAL INFORMATION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                      19A

ATTACHMENT A TO
JOINT DEVELOPMENT AGREEMENT
SECOND ADDITION--MEMORY CARDS (PCMCIA-ATA)
Page 2 of 3



[CONFIDENTIAL INFORMATION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                      19A

ATTACHMENT A TO
JOINT DEVELOPMENT AGREEMENT
SECOND ADDITION--MEMORY CARDS (PCMCIA-ATA)
Page 3 of 3


[CONFIDENTIAL INFORMATION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

PCMCIA-ATA Cards to be developed hereunder will utilize the [CONFIDENTIAL INFORMATION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Flash Memory Products.

Both parties will, at the request of either party, discuss joint development of PCMCIA-ATA Cards utilizing other Flash Memory Products.


Joint Development Committee:

Fujitsu Initial: H.T. Date: 2/12/96 AMD Initial: /s/RCG Date: 2/27/96
                 ----       -------              ------       -------

                                      19A

                                ATTACHMENT B TO
                          JOINT DEVELOPMENT AGREEMENT
                          ---------------------------
                   SECOND ADDITION--MEMORY CARDS (PCMCIA-ATA)
                   ------------------------------------------

This Second Addition describes the design information for these PCMCIA-ATA Cards to be developed and exchanged so AMD and Fujitsu and/or their respective Subsidiaries will both be able to manufacture or have manufactured these PCMCIA-ATA Cards. Fujitsu shall negotiate in good faith with AMD about the supply of components required to manufacture ATA Cards, and vice versa.

A.   Product Specifications
     a)   Catalog specification including Card Datasheet
     b)   Device specification
          i)   PCB material used
          ii)  Gerber files
     c)   Architectural information

B.   Design Data
     a)   Circuit diagrams and Schematic layouts
     b)   Layout data supplemental information
     c)   Functional Block specifications
     d)   ATA and Flash media interface
     e)   Configuration & Control Registers
     f)   SRAM Buffer Controller
     g)   Power management functions

C.   MIcroCode and Firmware Code
     Source Code for Firmware & Microcontroller code including:

     a)   Flash media file management
          i)   Copy, Erase, and Read functions
          ii)  Garbage Collection protocols
     b)   ECC implementation

D.   Device Evaluation Data
     a)   Functional test results of sample cards
     b)   Electrical characteristics of sample cards
     c)   Reliability data of sample cards
     d)   Control parameters and their tolerance
     e)   Test specifications
     f)   Test programs

Joint Development Committee:  Fujitsu Initial: H.T. Date: 2/12/95
                                              -----      --------
                              AMD Initial: /s/RCG  Date: 2/27/96
                                          -------      --------

                                      20A

                                 ATTACHMENT C
                                      TO
                          JOINT DEVELOPMENT AGREEMENT
                          ---------------------------
                   SECOND ADDITION--MEMORY CARDS (PCMCIA-ATA)
                   ------------------------------------------


Item Phase                      Start Date        Completion Date
- ----------                      ----------        ---------------

Specification                  [CONFIDENTIAL INFORMATION DELETED AND FILED
                                SEPARATELY WITH THE SECURITIES AND EXCHANGE
Development                     COMMISSION]

Prototyping

Qualification



Joint Development Committee:

Fujitsu Initial: H.T. Date: 2/12/95 AMD Initial: /s/RCG Date: 2/27/96
                 ----       -------              ------       -------

                                      21A